UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 8, 2021
COMMISSION FILE NUMBER: 000-16509
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

Colorado	84-0755371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
11815 Alterra Pkwy, Suite 1500, Austin, TX 78758
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (512) 837-7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	CIA	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Information provided under Item 5.02(e) below is incorporated by reference to the extent responsive to Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)

On September 8, 2021, the Board of Directors (“Board”) of Citizens, Inc. (the “Company”) approved the addition of a short-term incentive bonus opportunity of up to $700,000 (the “STI Opportunity”) for Mr. Gerald W. Shields, who has been acting as Interim Chief Executive Officer of the Company since August 2020. Prior to this approval, Mr. Shields’ consulting agreement only provided for a base salary. Given the length of time that Mr. Shields has been in this role, in recognition of his driving the corporate goals for 2021, and in line with the Company’s pay-for-performance compensation philosophy, the Board believed that it was in the best interests of the Company and its shareholders to allow Mr. Shields to participate in the short-term cash incentive bonus program that had previously been approved for the executive officers and other management of the Company.

Accordingly, Mr. Shield’s consulting agreement was amended to provide for the STI Opportunity for acting as interim CEO in 2021. The earn-out of the STI Opportunity may be pro-rated for the number of days in 2021 that the Consultant acts as interim CEO if a new CEO is appointed prior to December 31, 2021. The earn-out of the STI Opportunity will be based on the 2021 Milestones approved by the Board of Directors for 2021.

The above summary of the amendment to Mr. Shields’ consulting agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the complete text of the Amendment No. 2 to Consulting Agreement, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2021.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Sheryl Kinlaw
Vice President, Chief Legal Officer and Secretary
Date: September 13, 2021